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                                                                   Exhibit 10.16

                                                                  EXECUTION COPY

                                 LEASE AGREEMENT

     This LEASE AGREEMENT (sometimes hereinafter called the "LEASE"), is made and entered into as of the 25th day of September, 1998 by and between SEA Properties, an Ohio general partnership (sometimes hereinafter called "LESSOR"), and S.E.A., Inc., an Ohio corporation doing business in Franklin County, Ohio and wholly-owned subsidiary of FTI Consulting, Inc., a Delaware corporation (sometimes hereinafter called "LESSEE");

                                  WITNESSETH:

     WHEREAS, LESSOR is the owner of certain real property (together with all improvements constructed thereon) located in the City of Columbus, Ohio, and which is more particularly described on the attached Exhibit "A" (the "PROPERTY") and desires to lease the PROPERTY to LESSEE, and LESSEE desires to lease the PROPERTY from LESSOR;

     NOW, THEREFORE, for and in consideration of the premises and of the covenants herein contained, LESSOR and LESSEE hereby make the following agreement, intending to be legally bound thereby:

                                    ARTICLE I

                          Definition of Certain Terms

     1.01 The terms defined in this ARTICLE I shall have the meanings specified herein when used in this LEASE

     1.02 The term "LEASED PREMISES" means all of the lands, buildings, improvements, and all accretions, easements, privileges and appurtenances thereto, located in the City of Columbus, County of Franklin and State of Ohio and described on the attached Exhibit "A".

     1.03 The term "LEASE TERM" means the period specified in Section 3.01 of the LEASE, plus any period during which LESSEE may be a tenant from month-to-month under Section 3.02 of this LEASE, or the shorter period expiring upon the termination of the LEASE TERM by LESSOR or by LESSEE as provided elsewhere in this LEASE.

     1.04 THE TERM "RENT" means the amount to be paid by LESSEE to LESSOR as rental for the LEASED PREMISES as provided in ARTICLE IV and elsewhere in this LEASE.

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                                   ARTICLE II

                                Lease of Premises

          2.01 LESSOR does hereby demise and let unto LESSEE, and LESSEE does hereby lease and hire from LESSOR, upon the terms and conditions set forth in this LEASE, the LEASED PREMISES.

                                   ARTICLE III

                                   Lease Term

          3.01 The LEASE TERM shall commence on September 1, 1998 and shall terminate at midnight on August 31, 2008, unless the LEASE TERM is earlier terminated as elsewhere provided in this LEASE.

          3.02 If LESSEE remains in possession of the LEASED PREMISES after the expiration of the LEASE TERM, LESSEE shall be deemed to be a tenant from month-to-month only, subject to all of the terms and provisions of this LEASE until LESSEE or LESSOR shall have given to the other thirty (30) calendar days notice of termination of such tenancy from month-to-month.

                                   ARTICLE IV

                                      Rent

          4.01 During the LEASE TERM, LESSEE shall pay RENT to LESSOR at the rates set forth on Exhibit B attached to this LEASE and incorporated by reference herein. The RENT shall be payable in advance without demand in consecutive monthly installments as set forth on Exhibit B and shall be due and payable on the first day of each month during the LEASE TERM.

          4.02 LESSOR may, by written notice to LESSEE, direct that the payment of all RENT be made to an agent of LESSOR or any other party designated by LESSOR in said notice, and LESSEE agrees to comply with the directions contained in said notice. All payments made pursuant to said notice shall constitute the payment of RENT hereunder.

          4.03 Notwithstanding the provisions of Section 4.01, if the LEASE TERM shall commence on a day other than the first calendar day of a month, then the monthly installment of rent due and payable in the first month of the LEASE TERM only shall be pro-rated to reflect the number of calendar days in said month that fall within the LEASE TERM.

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                                    ARTICLE V

                      Taxes, Assessments and Other Charges

          5.01 LESSEE shall pay all real estate taxes and assessments, both general and special, and all other impositions or charges of any and every kind heretofore or hereafter levied, assessed, charged, taxed or imposed by any governmental taxing authority during the LEASE TERM upon the LEASED PREMISES and upon any improvements now or hereafter placed thereon during the LEASE TERM. If LESSOR pays any sums required to be paid by LESSEE hereunder, LESSEE shall, within 10 calendar days of presentation to LESSEE of evidence of the payment thereof, reimburse and pay as additional RENT to LESSOR the full amount of any and all payments made by LESSOR.

          5.02 LESSEE shall pay any and all taxes, assessments, impositions or charges of any and every kind levied, assessed, charged, taxed or imposed by any governmenta1 taxing authority during the LEASE TERM upon any and all personal property now present or hereinafter brought upon the LEASED PREMISES, notwithstanding the ownership of said personal property. Within 10 calendar days of a request to inspect evidence of payment of said taxes, assessments, impositions or charges, LESSEE shall provide to LESSOR all evidence of the payment thereof.

                                   ARTICLE VI

                                    Insurance

          6.01 At all times during the LEASE TERM, LESSOR shall maintain or cause to be maintained for the benefit of LESSOR and LESSEE:

          (i) Comprehensive general public liability Insurance against claims for bodily injury or death occurring upon, in or about the LEASED PREMISES, with such insurance to afford protection to the limits of not less than $500,000 in respect of bodily injury or death to any one person and to the limit of not less than $500,000 in respect of any one accident; and

          (ii) Property damage liability insurance against claims for damage to property of others occurring upon, in or about the LEASED PREMISES with such insurance to afford protection the limit of not less than $500,000 in

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          respect of damages to the property of any one owner.

    (iii) Insurance (with provisions for a deductible of no more than $25,000) covering the LEASED PREMISES against loss or damage by fire and such risks as are customarily included in extended coverage endorsements attached to insurance policies providing primary coverage for and insuring buildings and improvements similar to the LEASED PREMISES in Franklin County, Ohio, in an amount equal to one hundred percent (100%) of the full replacement value of the LEASED PREMISES without deduction for depreciation.

     (iv) Such other insurance, including, but not limited to, sprinkler leakage, workers' compensation, boiler and machinery insurance, and in such form and amount, that may be reasonably required by LESSOR against other insurable hazards which at the time are commonly insured against in the case of premises similarly situated, with due regard to the height and type of buildings, its construction, use and occupancy.

     6.02 Originals, duplicate originals or certificates of each policy of insurance required to be carried and maintained by LESSEE under this ARTICLE VI, and renewal or other policies, as the case may be, or certificates thereof shall be delivered by LESSOR to LESSEE promptly upon the issuance or effectuation thereof by the insurer.

     6.03 LESSEE shall pay LESSOR in addition to RENT specified in Exhibit B, the amount of the premiums for the insurance policies maintained pursuant to
Section 6.01. Such amounts shall be paid in monthly installments following the month in which LESSOR paid such premium to the insurance carrier.

     6.04 LESSOR AND LESSEE each hereby waive each and every claim which arises or may arise in its favor and against the other party hereto during the LEASE TERM or renewal thereof, for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, any LEASED PREMISES, which loss or damage is covered by valid and collectible insurance policies, to the extent that such loss or damage is recoverable in full under such policies. Said mutual waiver shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this LEASE with respect to any loss or damage to property of the parties hereto. Inasmuch as the said waivers will preclude the





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LESSEE each agree immediately to give each insurance company which has issued to it policies of insurance, written notice of the terms of said, mutual waivers, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers, so long as such endorsement is available at a reasonable cost.

                                   ARTICLE VII

                             Maintenance and Repair
                             ----------------------

     7.01 LESSEE shall, throughout the LEASE TERM, at LESSEE'S sole cost and expense, keep and maintain in good, safe and lawful order, repair and condition, the LEASED PREMISES, and LESSEE shall not commit or suffer any waste with respect thereto, except, LESSEE may modify the premises with LESSOR's consent, which shall not be unreasonably withheld. LESSEE shall promptly make all repairs to the LEASED PREMISES, ordinary as well as extraordinary, foreseen as well as unforeseen, necessary to keep the LEASED PREMISES in good and lawful order and in the same condition as the LEASED PREMISES were on the commencement date hereof, ordinary wear and tear and damage from casualty beyond LESSEE's control excepted. When used in this ARTICLE VII, the term "repairs" shall be deemed to include replacements, restorations and/or renewals when necessary of any fixtures that are part of the LEASED PREMISES. LESSEE shall keep and maintain all portions of the LEASED PREMISES in a clean and orderly condition, free of accumulation of dirt and ntbbish and shall be responsible for snow removal. The LESSEE shall not permit or suffer the overloading of any floor of the building that is apart of the LEASED PREMISES.

     7.02 LESSEE shall permit LESSOR and the authorized, representative of LESSOR and of any fee mortgagee to enter the LEASED PREMISES at all reasonable times during business hours for the purpose of inspecting the repair and condition of all or any part thereof. Further, if LESSEE shall fail to perform any repairs, restoration or other work which LESSEE is obligated to perform under this LEASE and such detult is not remedied within the applicable grace period provided therefor in this LEASE, or at any other time in the case of an emergency, LESSOR and its authorized representatives shall have the right to enter the LEASED PREMISES and to perform such work. Any amount paid by LESSOR for any of said purposes, and all necessary and incidental costs and expenses (including counsel fees) of LESSOR in connection therewith, shall be due and payable by LESSEE to LESSOR as additional rent Nothing in this Section 7.02 shall imply any duty upon the part of LESSOR to do any such work or to make any alterations, repairs (including but not limited to repairs and other restoration work made necessary due to any fire or other casualty), additions or Improvements to the LEASED PREMISES, of any kind whatsoever. The performance thereof by Landlord shall not constitute a waiver of LESSEE's default in failing to perform the same. During the progress of any such work, LESSOR may keep and store on the LEASED PREMISES all necessary materials, supplies, equipment and tools. LESSOR shall not in any event be liable for any inconvenience, annoyance, disturbance, loss of business or other damage of LESSEE or any other occupancy of the LEASED PREMISES or part thereof, by reason of making repairs or the performance of any work on the LEASED PREMISES or on account of bringing or keeping materials, supplies, and equipment into, on or tough the LEASED PREMISES, during the course



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the LEASED PREMISES or part thereof, by reason of making repairs or the performance of any work on the LEASED PREMISES or on account of bringing or keeping materials, supplies, and equipment into, on or through the LEASED PREMISES, during the course thereof, and the obligations of LESSEE under this LEASE shall not thereby be affected in any manner whatsoever.

                                  ARTICLE VIII

                              Damage and Destruction
                              ----------------------

     8.01 LESSEE covenants and agrees that in the event of damage to or destruction of the LEASED PREMISES, or any part thereof, during the LEASE TERM, by fire or other casualty, LESSEE shall immediately notify LESSOR. LESSOR shall, but only to the extent insurance proceeds are available therefor, proceed to restore, repair, rebuild or replace the LEASED PREMISES to the same condition and character as the LEASED PREMISES are immediately prior to such damage or destruction; provided that LESSOR may elect to alter the LEASED PREMISES as long as the LEASED PREMISES continue to be suitable for use for LESSEE's described purpose under this LEASE. Any monies paid by any companies issuing the policies of insurance required by ARTICLE VI hereof shall be paid to LESSOR and used for the purpose of repairing, reconstructing or restoring the LEASED PREMISES. Any excess funds not so used shall be paid to LESSEE (unless required to be paid to any mortgagee of the LEASED PREMISES pursuant to any mortgage, in which event such monies shall be paid to such mortgagee). Any fixture acquired as a replacement hereunder, or any item acquired, in whole or in part, out of insurance proceeds under this ARTICLE VIII, whether or not a replacement of or substitute for any damaged or destroyed fixture, if the insurance proceeds with which such fixture was purchased, in whole or in part, were derived from insurance on property which was part of the LEASED PREMISES, shall be and become part of the LEASED PREMISES and subject to this LEASE. Such restoration, repairs, replacements or rebuilding shall be commenced promptly and prosecuted with reasonable diligence.

     In the case of damage involving a loss of $100,000 or less, at LESSOR's option, and provided such payment would not be contrary to the provisions of any mortgage on the LEASED PREMISES, the insurance proceeds may be paid to LESSEE and applied to the payment of the cost of the aforesaid restoration, repairs, replacements or rebuilding, including expenditures made for temporary repairs or for the protection of property pending the completion of permanent restoration, repairs, replacements, or rebuilding or to prevent interference with the business operated thereon.

     If the insurance proceeds shall be insufficient to pay all costs of the restoration, at LESSOR's option, LESSEE shall immediately pay the deficiency and LESSOR shall proceed to complete the restoration upon payment by LESSEE of the cost thereof.

     8.02 Except as may be expressly provided in this Section 8.02, destruction of or damage to all or any portion of the LEASED PREMISES by fire or other casualty shall neither terminate the LEASE TERM nor entitle LESSEE to surrender the LEASED PREMISES nor in


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any way affect LESSEE's obligation to pay RENT or any other money obligation payable by LESSEE under this LEASE, and there shall be no abatement, diminution or reduction in the amount of any such obligations payable by LESSEE for any cause whatsoever.

     If the LEASE TERM is terminated by LESSOR as provided elsewhere in this
ARTICLE VIII, the RENT and any other money obligations payable by LESSEE in accordance with this LEASE shall be apportioned to the date of such termination.

     8.03 Notwithstanding the Provisions of the foregoing sections of this
ARTICLE VIII, LESSOR shall not be required, to repair, restore, replace or rebuild the LEASED PREMISES, or any part thereof, if LESSOR elects to terminate this LEASE pursuant to the provisions of paragraph 8.04 hereof.

     8.04 Notwithstanding the provisions of the foregoing sections of this
ARTICLE VIII, LESSOR shall, in the event of damage involving a loss of more than $100,000, have the right and option in its sole discretion to terminate this LEASE. LESSOR may exercise the aforementioned option at any time by giving written notice to LESSEE of the election to terminate this LEASE. Thirty (30) days after the occurrence of such damage (if such notice of LESSOR's election to terminate this LEASE has already been given to LESSEE at that time) or upon giving notice of LESSOR's election terminate this LEASE (if such notice is given more than thirty (30) days after the occurrence of such damage) this LEASE shall terminate, and LESSEE shall have no further rights hereunder, and LESSOR shall have no obligation under the terms of this LEASE to repair, restore, replace or rebuild the LEASED PREMISES.

                                   ARTICLE IX

                                 Indemnification
                                 ---------------

     9.01 LESSEE shall indemnify and save LESSOR harmless from and against all loss, liability, damage or claims for injury, death, loss or damage of whatever nature to any person or property caused by or resulting from any event or occurrence in, on or about the LEASED PREMISES (other than such injury, death, loss or damage resulting from any act or omission of LESSOR) and from and against any and all costs, expenses or liabilities incurred by LESSOR in connection with any claim, action or proceeding in respect of any such loss, liability, damage or claim. In the event that any action or proceeding is instituted against LESSOR by reason of any such claim or event, LESSEE shall, if requested by LESSOR, resist and defend such action or proceeding at LESSEE's sole cost and expense or cause it to be resisted and defended by an insurer. LESSEE may settle any such action or proceeding in its sole discretion so long as any such settlement shall absolve LESSOR of all liability thereunder at no cost to LESSOR.

                                    ARTICLE X

                                 Utility Charges
                                 ---------------

     10.01 At all times during the LEASE TERM, LESSEE shall contact for and pay for all charges and bills for water, sewer, gas, electric, heating or cooling fuels, telephone, trash collection and all other public utilities and other services which may be charged or assessed with respect to the LEASED PREMISES, the occupants thereof or against LESSEE on account of said LEASED PREMISES. If any utilities or services are unavailable or are interrupted during the LEASE TERM, there shall be no abatement of rent or other compensation therefor, nor shall any right or claim in favor of LESSEE and against LESSOR arise as a result thereof.

                                   ARTICLE XI

                             Use of Leased Premises
                             ----------------------

     11.01 Subject to the provisions of Section 11.02, LESSEE may occupy and use the LEASED PREMISES for operation of a commercial office and research facility. LESSEE shall not use the LEASED PREMISES for any other purpose without the prior written approval of LESSOR, which approval shall not be unreasonably withheld.

     11.02 LESSEE shall not occupy or use the LEASED PREMISES or permit the same to be occupied or used contrary to any statute, rule, order, ordinance, requirement or regulation applicable thereto.

                                   ARTICLE XII

                                   Alterations
                                   -----------

     12.01 LESSEE shall not do or permit others under its control to do any work on the LEASED PREMISES related to any repair, rebuilding, alteration of or addition to the improvements constituting part of the LEASED PREMISES unless (1) LESSEE shall have first procured and paid for all requisite municipal and other governmental permits and authorizations and (2) except for alterations which cost less than $25,000 and do not affect the structure of the LEASED PREMISES, shall have first procured LESSOR's prior written consent, which consent shall not be unreasonably withheld. If LESSOR consents to the doing of any such work on the LEASED PREMISES, LESSOR shall join in the application of any such permit or authorization whenever required, but LESSEE shall indemnify and hold LESSOR harmless against and from all costs and expenses which may be thereby incurred by LESSOR. All such work shall be done in a good and workmanlike manner and in compliance with all applicable building, zoning and other laws, ordinances, governmental regulations and requirements and in accordance with the reasonable requirements, rules and regulations of all insurers under the policies required to be


                                      -8-

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carried by the provisions of this LEASE.

     12.02 If the LEASED PREMISES or any part thereof or LESSEE's interest therein shall at any time during the LEASE TERM become subject to any vendor's, mechanic's, laborer's, materialman's or other similar lien based upon furnishing of materials or labor to the LEASED PREMISES or to LESSEE and not contracted for by LESSOR, LESSEE shall cause the same to be discharged at its sole cost and expense within thirty (30) calendar days after LESSEE shall have actual notice of the existence thereof, unless such lien and the claim occasioning it are contested or litigated in good faith by LESSEE and LESSEE shall first have posted a bond sufficient to insure that, upon final determination of the validity of such lien or claim, LESSEE shall then immediately pay any final judgment rendered against it, with all related costs and charges, and shall have such lien or claim released without cost to LESSOR.

     12.03 Nothing contained in this LEASE shall be construed to prohibit LESSOR from making, and LESSOR shall be entitled to enter upon the LEASED PREMISES and make, any alterations of or additions to the improvements that constitute part of the LEASED PREMISES, which alterations or additions seem desirable or necessary to LESSOR in its sole discretion, provided that no such alteration or addition, nor the making of the same, shall materially interfere with LESSEE's use of the LEASED PREMISES.

                                  ARTICLE XIII

                               Property of LESSEE
                               ------------------

     13.01 All furniture, furnishings, trade fixtures and other equipment and property installed or maintained in and at the LEASED PREMISES by LESSEE shall be installed, placed or kept therein at the sole risk of LESSEE but subject to any other written agreement between LESSOR and LESSEE regarding such equipment, and LESSOR shall not be liable or responsible in any way for any loss of or damage to such property, unless such damage is caused by the negligent or intentional acts of LESSOR, their agents or employees.

     13.02 As between LESSOR and LESSEE, all furniture furnishings, trade fixtures and other equipment and property installed in and at the LEASED PREMISES by LESSEE shall be personal property and shall not become a part of the LEASED PREMISES, and LESSEE may remove any of such property (subject to any restrictions in other written agreements between LESSOR and LESSEE) at any time and from time to time prior to or upon termination of the LEASE TERM (provided that LESSEE is not then in default hereunder) and LESSEE shall repair all damage, if any, resulting from such removal.


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                                   ARTICLE XIV

                                  Condemnation
                                  ------------

     14.01 If all or any portion of the LEASED PREMISES are taken by any condemning authority under the power of eminent domain or by any purchase or other acquisition in lieu of condemnation, at the option of the LESSOR this LEASE shall be terminated as of the date possession is required by any condemning authority. In the event of such termination, all RENT hereunder shall be apportioned as of the termination date. In the event LESSOR elects to terminate this LEASE upon the occurrence of any such taking, purchase or other acquisition in lieu of condemnation, LESSEE shall not be entitled to share in any award of payment made as a result of such taking, purchase or other acquisition in lieu of condemnation.

     14.02 Except as provided in Section 14.03, in the event that LESSOR does not elect to terminate this LEASE pursuant to its option in Section 14.01, this LEASE shall continue in full force and effect, LESSEE shall continue to be obligated to perform all the terms and conditions of this LEASE except that RENT shall abate proportionately, and LESSEE shall be entitled to participate in and to prove in any condemnation proceedings any damages sustained by LESSEE by reason of such condemnation, and to receive any awards made therefor.

     14.03 If, as a result of the taking, the part of the PREMISES remaining is insufficient to enable LESSEE to reasonably conduct its business thereon, LESSEE may terminate this LEASE as of the effective date of such taking after thirty
(30) days written notice to LESSOR.

                                    ARTICLE XV

         Subordination: Incorporation of Mortgages and Trust Indentures
         --------------------------------------------------------------

     15.01 This LEASE and LESSEE's rights hereunder are and shall be subject and subordinate (i) to all present or future trust indentures or agreements or all fee mortgages, and all advances made or to be made thereunder, if any; and (ii) to all renewals, modifications, consolidations, replacements and extensions of any or all of the foregoing.

     LESSEE agrees that if the holder of any fee mortgage or the trustee under any trust agreement, or any of its successors or assigns, or any other person claiming by or through any fee mortgage or trustee or by or through any foreclosure proceeding of any fee mortgage or trust indenture, or otherwise, shall succeed to the rights of LESSOR under this LEASE, upon the demand of such successor, LESSEE shall attorn to and recognize such successor as LESSEE's landlord under this LEASE, and LESSEE shall promptly execute, acknowledge and deliver at any time any instrument that may be necessary to evidence such attornment. Upon such attornment, this LEASE shall continue in full force and effect as a direct lease between LESSEE and such successor landlord, upon and subject to all of the then executory terms, covenants and conditions of this LEASE, except that such successor landlord shall not be (a) liable for any previous act or omission or negligence of LESSOR under this LEASE, or (b) subject to any counterclaim, defense or offset that LESSEE may have against LESSOR.

     15.02 The provisions of Section 15.01 shall be self-operative, and no instrument of subordination or of attornment shall be required or needed by any fee mortgagee or trustee. In confirmation of any subordination or attornment provided for in this ARTICLE, LESSEE shall, at LESSOR's or any trustee's request, or at the request of any fee mortgagee, promptly execute, acknowledge and deliver any such further instruments within ten (10) working days after having been requested to do so by LESSOR. LESSOR shall have the right, In addition to any other rights or remedies available to LESSOR in the case of such default, to execute and deliver any such further instruments for and on behalf of LESSEE and LESSEE hereby irrevocably constitutes and appoints LESSOR as LESSEE's attorney hi fact for such purpose.

     15.03 If any act or omission by LESSOR would give LESSEE the right to terminate this LEASE or to claim a partial or total eviction, LESSEE shall not exercise any such right (a) until it shall have given written notice of such act or omission to the holder or holders of any fee mortgage to which this LEASE is or shall be subordinate, provided that the name and address of such holder or holders shall have been furnished to LESSEE in writing, and (b) until a reasonable period of time fur remedying such act or omission shall have elapsed following the giving of such notice, provided that within twenty (20).days (or such shorter period as may be necessary In the event of emergency) following the giving of such notice, LESSOR or the holder or holders of any such fee mortgage shall, with reasonable diligence, have commenced and continued to remedy such act or omission or to cause the same to be remedied.

     15.04 LESSEE agrees to perform and comply with the terms, provisions, covenants and conditions of any trust Indenture or agreement insofar as they relate to the LEASED PREMISES and are not modified herein, and agrees not to do or suffer or permit anything to be done which would result in a default by any person under any such trust indenture or agreement.

                                   ARTICLE XVI

                         Right to Cure Certain Defaults
                         ------------------------------

     16.01 If LESSEE shall be in default in the performance of any of its obligations under this LEASE, LESSOR may (but shall not be required to), after the giving of notice in accordance with the provisions of SectIon 17.01, cure such default on behalf of LESSEE, and the amount of the cost to LESSOR of curing any such default shall be due as additional RENT under this LEASE and shall be paid by LESSEE to LESSOR on demand, together with interest thereon at a rate per annum equal to the sum of the "prime rate" of interest then being charged by Bank One, Columbus, N.A., Columbus, Ohio, or its successor, plus two percent (2%) from the date or dates of payment thereof by LESSOR.

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                                  ARTICLE XVII

                                     Default
                                     -------

     17.01 If LESSEE fails to pay any installment of RENT or any other money obligation to be paid by LESSEE under the terms of this LEASE when due, and if the same remains unpaid for a period of ten (10) calendar days after written notice; or if LESSEE shall fail to perform or observe any of its other obligations under this LEASE and shall fail to commence the correction of such other default within ten (10) calendar days after notice to LESSEE by LESSOR of such default and to complete the correction thereof within a reasonable time thereafter; or if LESSEE abandons or vacates the LEASED PREMISES or makes an assignment for the benefit of creditors; or if LESSEE suffers a receiver or trustee to be appointed for its business or property, unless such appointment is vacated within sixty (60) calendar days of its entry; or if an order for relief under the federal Bankruptcy Code is entered naming LESSEE as debtor; or if LESSEE's interest in the LEASED PREMISES is sold upon execution or other legal process, then, in any such event, the right of LESSEE to occupy the LEASED PREMISES shall terminate immediately end LESSOR shall have the right to repossess the LEASED PREMISES and each and every part thereof, to declare all remaining rental payments under this LEASE to be due and payable immediately, and to expel and put out LESSEE and every other person occupying the LEASED PREMISES, without such termination, repossession or expulsion working a termination of this LEASE. Neither such termination of the right of LESSEE to occupy the LEASED PREMISES nor such repossession by LESSOR shall relieve LESSEE from its obligations to pay RENT and to perform and observe all of its other obligations under this LEASE.

     17.02 In the event that LESSOR shall re-enter into possession of the LEASED) PREMISES without termination of the LEASE TERM as contemplated by
Section 17.01 of this LEASE, LESSOR may, but shall not be required to, relet the LEASED PREMISES, in whole or in part, for the account of LESSEE to any person, firm or corporation at such rent and upon such other terms and conditions as LESSOR shall desire. In any such case, LESSOR may make such repairs and alterations to the LEASED PREMISES as are reasonably necessary in order to relet the same and LESSEE shall, on demand by LESSOR, pay the costs thereof, together with LESSOR's expenses of reletting the LEASED PREMISES as additional RENT due under this LEASE. If the consideration collected by LESSOR upon any such reletting for LESSEE's account is insufficient to pay the full amount of the monthly RENT and any other monies to be paid the LESSEE under this LEASE, LESSEE shall pay to LESSOR as additional RENT the amount of each such deficiency, upon demand by LESSOR.

     17.03 In addition to the right of LESSOR under this ARTICLE XVII to terminate LESSEE's right to possession only to the LEASED PREMISES, LESSOR shall have the right to elect, at any time, after default by LESSEE (including any time after LESSOR has terminated LESSEE'S right to possession only to the LEASED PREMISES as contemp1eted by Section 17.01 of this LEASE), to cancel and terminate the LEASE TERM by giving notice to LESSEE of such election.

                                  ARTICLE XVIII

                   Assignment and Subletting; Outlet Enjoyment
                   -------------------------------------------

     18.01 LESSEE may not assign this LEASE or any interest therein nor sublease all or any part of the LEASED PREMISES without first obtaining the prior written consent of LESSOR, which consent shall not be unreasonably withheld.

     18.02 LESSOR shall have the right to assign its interest in this LEASE at any time.

     18.03 Provided LESSEE is not in default hereunder, LESSOR covenants with and warrants and represents to LESSEE that LESSEE shall at all times during the LEASE TERM peaceably and quietly have, hold, occupy and enjoy the LEASED PREMISES without hindrance or molestation by LESSOR or by any person claiming through it.

                                   ARTICLE XIX

                                    Surrender
                                    ---------

     19.01 Upon the termination of the LEASE TERM, LESSEE will surrender the LEASED PREMISES to LESSOR in good order and condition, reasonable use and ordinary wear excepted.

                                   ARTICLE XX

                            Right of Entry by Lessor
                            ------------------------

     20.01 LESSOR may, during the LEASE TERM, enter upon the LEASED PREMISES at all reasonable times for any lawful purpose, provided, however, that LESSOR conducts such entry in a manner reasonably calculated to cause minimal disruption to the normal functioning of LESSEE's business.

                                   ARTICLE XXI

                              Payments and Notices
                              --------------------

     21.01 All payments of RENT and other payments, if any, required to be made by LESSEE to LESSOR under the provisions of this LEASE, and all notices and other communications required or permitted to be given or delivered under this LEASE to LESSOR or LESSEE, which notices or communications must be in writing, shall be mailed by United States certified mail, postage prepaid, return receipt requested, addressed as follows:

          (A)  If to LESSOP, to:

               SEA Properties
               5731 Olentangy Blvd
               Worthington, Ohio 43085
               Attention:    Glenn R. Baker, Partner

          (B)  If to LESSEE, to:
               S.E.A., Inc.
               7349 Worthington-Galena Road
               Columbus, Ohio 43085
               Attention:  Glenn R. Baker

               with a copy to:

               FTI Consulting, Inc.
               2021 Research Drive
               Annapolis, Maryland 21401
               Attention:    Jack B. Dunn IV, Chairman

     21.02 LESSOR or LESSEE may, by notice given to the other, from time to time and at any time designate a different address and method for making payments required to be made, and for the giving of notices or other communications, to the party designating such new address or method. Any notice, payment or other communication required or permitted to be given in accordance with this LEASE shall be deemed to have been given when received or refused by the addressee as indicated on the return receipt.

                                  ARTICLE XXII

                               Brokers and Others
                               ------------------

     22.01 LESSOR and LESSEE each represent and warrant to the other that it has had no dealings, negotiations, agreements, consultations or other transactions with any broker, finder or other intermediary with respect to the LEASED PROMISES or this LEASE and that no person is entitled to any brokerage fee, commission or other payment in respect to this LEASE, the transaction contemplated hereby and the LEASED PREMISES, arising from agreements, arrangements or undertakings made or effected by it with any third party.

                                  ARTICLE XXIII

                                      Signs
                                      -----

     23.01 LESSEE may erect or attach signs on or to the LEASED PREMISES identifying the LEASED PREMISES as a place of business of LESSEE, provided that such signs are in compliance with all applicable laws, ordinances and regulations, now or hereafter in force. LESSEE shall remove such signs the end of the LEASE TERM and repair any damage to the LEASED PREMISES caused by such removal.

                                  ARTICLE XXIV

                          Condition of Teased Premises
                          -----------------------------

     24.01 LESSOR has made no representations or promises with respect to the LEASED PREMISES except as herein expressly set forth and no rights, easements or licenses are acquired by LESSEE by implication or otherwise except as expressly set forth in the provisions of this LEASE. The taking of possession of the LEASED PREMISES by LESSEE shall be conclusive evidence, as against LESSEE, that LESSEE accepts the same "as is," and that the LEASED PREMISES were in good and satisfactory condition at the time such possession was so taken.

                                   ARTICLE XXV

                            Miscellaneous Provisions
                            ------------------------

     25.01 Memorandum of Lease. LESSOR shall, upon request by LESSEE, execute
           -------------------
and deliver to LESSEE a Memorandum of Lease or similar instrument reflecting such of the terms of this LEASE as LESSEE may designate, which instrument shall be in a form recordable under the laws, regulations and customs of the State of Ohio and its political subdivisions and which LESSEE may record in public offices. LESSEE expressly agrees that it will not record this LEASE in any public office without the prior written consent of LESSOR, which consent LESSOR may withhold at will.

     25.02 Successors and Assigns. This LEASE shall inure to the benefit of and
           ----------------------
be binding upon the respective successors end assigns including successive, as well as immediate, successors and assignees) of LESSOR and of LESSEE.

     25.03 Governing Law. This LEASE shall be governed by and construed in
           -------------
accordance with the law of the State of Ohio.

     25.04 Remedies Cumulative. All rights and remedies of LESSOR and of LESSEE
           -------------------
enumerated in this LEASE shall be cumulative and, except as specifically contemplated otherwise by this LEASE, none shall exclude any other right or remedy allowed at law or in equity, and said rights or remedies mall be exercised and enforced concurrently. No waiver by LESSOR or by LESSEE of any covenant or condition or of the breach of any covenant or condition of this LEASE to be kept or performed by the other party, shall constitute a waiver by the waiving party of any subsequent breach of such covenant or condition, or authorize the breach or nonobservance on any other occasion of the same or any other covenant or condition of this LEASE.

     25.05 Severability. If any provision of this LEASE or the application of
           ------------
any provision to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this LEASE or the application or said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect. It is the intention of LESSOR and LESSEE that if any provision of this LEASE is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

     25.06 Entire Agreement. This LEASE constitutes the entire agreement between
           ----------------
LESSOR and LESSEE in respect of the subject matter hereof, and this LEASE supersedes all prior and contemporaneous agreements between LESSOR and LESSEE in connection with the subject matter of this LEASE, inc1uding, without limitation, that certain Lease Agreement between the parties dated January 1, 1986 (the "Prior Lease Agreement"). Each party hereby releases the other party from any and all claims such party may have under the Prior Lease Agreement. No officer, employee or other servant or agent of LESSOR or of LESSEE is authorized to make any representation, warranty or other Promise not contained in this LEASE. No change, termination or attempted waiver of any of the provisions of this LEASE shall be binding upon LESSOR or LESSEE unless in writing and signed by the party affected.

     25.07 Rights Created by Lease. Nothing contained in this LEASE shall be
           -----------------------
deemed to have created, and shall not create any rights in third parties who are not signatories to this LEASE. This LEASE is intended to create a lessor/lessee relationship only, and nothing herein contained shall be construed to create a partnership, joint venture or other relationship between LESSOR and LESSEE.

   Signed and Acknowledged              LESSOR:
     in the pressence of:


                                        SEA PROPERTIES, an Ohio general
                                        partnership

/s/ Kristin Starr                       By: /s/ Glenn Baker
----------------------------                ------------------------------
/s/ Susan Brown                         Its: Partner
----------------------------                ------------------------------

                                        LESSEE:

                                        S.E.A., Inc., an Ohio corporation

/s/ Kristin Starr                       By: /s/ Dennis A. Guenther
----------------------------                ------------------------------
/s/ Susan Brown                         Its: Secretary
----------------------------                ------------------------------


STATE OF OHIO
FRANKLIN COUNTY, SS:

     The foregoing instrument was acknowledged before me this 24 day of
                                                              --
September, 1998, by Glenn Baker, a partner of SEA Properties, an Ohio
                    -----------
general partnership, on behalf of the partnership.


[Notary Seal, State of Ohio]            /s/ Julia A. Schafer
                                        ----------------------------------
                                                Notary Public


STATE OF OHIO
FRANKLIN COUNTY, SS:

     The foregoing instrument was acknowledged before me this 24 day of
                                                              --
September, 1998, by Dennis Guenther, the Secretary of S.E.A., Inc. and
                    ---------------      ---------
Ohio corporation, on behalf of the corporation.


[Notary Seal, State of Ohio]            /s/ Julia A. Schafer
                                        ----------------------------------
                                                Notary Public

                          This Instrument Prepared by:
                          ----------------------------


VORYS. SATER. SEYMOUR AND PEASE
-------------------------------
52 East Gay Street
------------------
P.O. Box 1008
-------------
Columbus, Ohio 43216-1008
-------------------------

                                   EXHIBIT A
                                   ---------


                       Description of the LEASED PREMISES
                       ----------------------------------


Situated in the County of Franklin, City of Columbus and State of Ohio, and described as follows:

PARCEL 1: Being a part of Lot 5 of Smith and Jenkins Subdivision in Quarter
--------
Township 1, Township 2, Range 18, United States Military Lands, and bounded and described as follows:

Beginning at an iron pin in the east line of McCampbell Road, said iron pin being North 0(degree) 29' East, 105 feet from an iron pipe found at the northwest corner of the Frank J. and Joan M. Penny tract, as the same is shown of record in Deed Book 1995, page 285, Recorder's Office, Franklin County, Ohio; continuing along the east line of McCampbell Road, North 0(degree) 29' East, 105 feet to an iron pin; thence South 89(degree) 54' East, 330 feet to an iron pin; thence South 0(degree) 29' West, 105 feet to an iron pin; thence North 89(degree) 54' West, 330 feet to the place of beginning, containing 0.795 acres, more or less.

PARCEL 2: Being a part of lot 5 of Smith and Jenkins Subdivision in Quarter
--------
Township 1, Township 2, Range 18, United States Military Lands, and bounded and described as follows:

Beginning at an iron pipe found at the southeast corner of the Frank J. Penny and Joan M. Penny tract, as the same is shown of record in Deed Book 1995, page 285, Recorder's Office, Franklin County, Ohio; thence along the south line of the Amanda F. Brushart tract (Deed Book 970, page 397, Franklin County Records), South 89(degree) 54' East, 224.15 feet to a railroad spike in the centerline of the Worthington Galena Road; thence along the centerline of the said road, North 36(degree) 58' East, 250.1 feet to a nail, being the southeast corner of the tract herein intended to be described; thence North 89(degree) 54' West, (passing an iron pin at 37.51 feet) 267.3 feet to an iron pin; thence North 0(degree) 29' East, 204.33 feet to an iron pin; thence South 89(degree) 54' East, (passing an iron pin at 381.77 feet) 419.28 feet to nail in the centerline of the Worthington-Galena; Road thence along the center line of said road, South 36(degree) 58' West, 252.2 feet to the place of beginning, containing 1.610 acres, more or less.

PARCEL 3: Situated in the County of Franklin, State of Ohio, City of Columbus,
--------
being a part of Lot 5 of Smith and Jenkins Subdivision in Quarter Township 1, Township 2, Range 18, United States Military Lands and being 1.259 acres, said
1.259 acres being all of TRACT 2, said parts of TRACT 3 and TRACT 4 as the same
                         -------                -------     -------
were conveyed to Rose Marie Clark in a Certificate of Transfer of record in Deed Book 2783, Page 472, all references being to records of the Recorder's Office, Franklin County, Ohio, and being more particularly bounded and described as follows:

Beginning at an iron pin at the southwesterly corner of said TRACT 2, also being
                                                             -------
the northwesterly corner of that 1 acre tract as conveyed to R.L. & M.A.
Copley by deed of record in Deed Book 2756, Page 373, and in the easterly line of McCampbell Road;


thence North 3(degree) 11' 48" East, with the westerly line of said TRACT 2, the
                                                                    -------
easterly line of said McCampbell Road, a distance of 105.00 feet to an iron pin, the northwesterly corner of said TRACT 2:
                                 -------

thence South 87(degree) 11' 12" East, with the northerly line of said TRACT 2, a
                                                                     -------
distance of 330.00 feet to an iron pin, the northeasterly corner of said
TRACT 2, being in the westerly line of that tract of land as conveyed to J.N.
-------
& S.M. Lobmiller by deed of record in Deed Book 2146, Page 642;


thence South 3(degree) 11' 48" West, with the easterly line of said TRACT 2 the
                                                                   -------
westerly line of said J.N. & S.M. Lobmiller tract, a distance of 99.33 feet to an iron pin, the southeasterly corner of said TRACT 2, the southwesterly
                                                 -------
corner of said J.N. & S.M. Lobmiller tract, the northerly line of said TRACT 3;
                                                                       -------


thence South 87(degree) 11' 12" East, with the southerly line of said J.N. &
S. M. Lobmil1er tract, the northerly line of said TRACT 3 a distance of 176.67
                                                  -------
feet to an iron pin in the westerly right-of-way of the Relocated Worthington-Galena Road,


thence South 65(degree) 21' 14" West, with the westerly right-of-way of said Relocated Worthington-Galena Road a distance of 319.50 feet to an iron pin, in the westerly line of said TRACT 4, being also the easterly line of said R.L. &
                          -------
M.A. Copley 1 acre tract;


thence North 3(degree) 11' 48" East, with the westerly line of said TRACT 4, the
                                                                    -------
westerly line of said TRACT 3, the easterly line of said R.L. & M.A. Copley 1
                      -------
acre tract, a distance of 141.66 feet to an iron pin, the northeasterly corner of said R.L. & M.A. Copley 1 acre tract, a southeasterly corner of said TRACT 2;
                                                                        -------

thence North 87(degree) 11' 12" West, with the southerly line of said TRACT 2,
                                                                      -------
the northerly line of said R.L. & M.A. Copley 1 acre tract, a distance of 224.15 feet to the place of beginning and containing 1.259 acres, more or less.

PARCEL 4: Beginning at an iron pin in the southwest corner of the parcel herein
--------
intended to be described, said iron pin being 487.37 feet left of and at right angles from Station 967 + 24.89 in the centerline of a survey made in 1963 by the Ohio Department of Highways for FRA-270, Section 14.53 N. in Franklin County, Ohio, and further, said iron pin being in the north line of the John M. Makeson property, and the Southeast corner of the Frank J. Penny and Joan M. Penny (Fee) and Melvin Magill (Land Contract) property; thence along grantor's westerly property line, and said Penny and Magill easterly property line N 3(degree) 11' 48" E a distance of 52.67 feet to a point in the proposed northerly right-of-way line for Relocated Worthington-Galena Road; thence along said right-of-way line N 65(degree) 20' 31" E a distance of 319.44 feet to a point in grantor's northerly property line, and the southerly line of the Joseph
N. Lohmil1er and Sara Mae Lohmiller property; thence along grantor's northerly property line, and said Lohmiller southerly property line S 87(degree) 16' 18"
E. a distance of 90.56 feet to grantor's northeast property corner, said Lohmiller southeast property corner, said corner being in the centerline of existing Worthington Galena Road, and in the Zenith Holding and Trading Corporation westerly property line, passing the centerline of Relocated Worthington Galena Road at a distance of 81.07 feet at Station 59 + 78.76 in said centerline; thence along grantor's easterly property line, the westerly line of said Zenith Holding and Trading Corporation property, and the said centerline of existing Worthington-Galena Road S 39(degree) 42' 13" W a distance of 250.16 feet to grantor's southeast property corner, and the northeast corner of the said Markeson property; thence along grantor's southerly property line, and the northerly line of said Markeson property N 87(degree) 12' 34" W a distance of 224.17 feet to a point of beginning, passing said centerline of Relocated Worthington-Galena Road at a distance of 189.52 feet at Station 55 +
90.81 in said centerline.

Being part of the same premises conveyed by deed recorded in the Records of Franklin County, Ohio, Deed Book 970, page 397 (165.413 acres).

It is understood that the strip of land above described contains 0.893 acres, more or less, exclusive of the present road which occupies 0.172 acres, more or less.

Said stations being the Station numbers as stipulated in the herein before mentioned survey and as shown by plans on file i the Department of Highways, Columbus, Ohio.

Street Address: 7349 Worthington-Galena Road

                                    EXHIBIT B
                                    ---------

     A. The RENT required to be paid by LESSEE under the provisions of Section
4.01 of this LEASE during the LEASE TERM shall be as follows, but adjusted as provided in paragraph B hereof;

          LESSEE shall pay RENT during the first year of the LEASE TERM in the total amount of $27,665 in consecutive monthly installments commencing
                          -------
          September 1, 1998, and continuing on the same day of each month thereafter. Such amount shall be prorated for any partial months. RENT shall escalate during the LEASE TERM as follows:

          RENT shall be adjusted on the second anniversary of the date of this Agreement and every second year thereafter (each, a "Measurement Date") as set forth below. At the Measurement Date, the RENT shall be adjusted by the percentage equal to the fraction, the numerator of which shall be the CPI Index in effect on the then-current Measurement Date less the CPI Index in effect on the prior Measurement Date (the "Base Index"), and the denominator shall be the Base Index. Immediately following such calculation, LESSOR shall send LESSEE a statement setting forth the CPI Index, percentage increase, and adjusted RENT. For purposes of this Agreement, "CPI Index" shall mean the revised Consumer Price Index for All Urban Consumers with a base of 1982-84=100, specified for "All items," U.S. city average, series ID CUUR000SA0 issued by the Bureau of Labor Statistics Data of the United Stated Department of Labor. In the event the CPI Index is hereafter converted to a different standard reference base or otherwise revised, the determination under this paragraph shall be made with the use of such conversion factor, formula or table for converting the CPI Index as may be published by the Bureau of Labor Statistics.

     B. The RENT required to be paid by LESSEE for any period during which LESSEE has possession of the LEASED PREMISES after the expiration of the LEASE TERM shall be 125% of the average monthly installment of RENT payable by LESSEE hereunder for the one year period immediately preceding the expiration of the LEASE TERM.

                               LEASE AMENDMENT
                               ---------------

This Amendment is made to the LEASE dated 25 September, 1998 by and between SEA Properties (LESSOR) and S.E.A., Inc. (LESSEE)

                                   PROVISIONS
                                   ----------

1.   Premises: The purpose of this Amendment is for the LESSEE to be provided
     --------
     new construction office, warehouse, parking, and landscaping at the address 7349 Worthington-Galena Road for its business use. The facility will be constructed in two separate phases: Phase I being 4500 square foot of specialized testing facility estimated for completion by January 1, 2001 and Phase II being 2700 square foot of office facility for completion by June 1, 2001.

2.   Term: The term shall remain the same as the original LEASE expiring
     ----
     August 31, 2008.

3.   Rent: The base rent of LEASE for Phase I shall be increased by $55,125 per
     ----
     year or $4,593.75 per month commencing at time of completion which is estimated to be January 1, 2001. The base rent of LEASE for Phase II shall be increased by $35,322 per year or $2,944.00 per month commencing at the time of completion which is estimated to be June 1, 2001. All other provisions of the original LEASE pertaining to CPI increases, pass thru charges and costs shall apply to this Amendment.

4.   Additional: All other terms and conditions of LEASE remain the same.
     ----------

     Signed and Acknowledged                   LESSOR:
       in the presence of:                     SEA PROPERTIES, an Ohio general
                                               partnership

/s/ Kay A. Kress                               By: /s/ Richard L. Welsh
-----------------------------                      -----------------------------
                                               Its: Partner
/s/ Phyllis L. Chrysler
-----------------------------                      -----------------------------


                                               LESSEE:
                                               S.E.A., Inc. and Ohio corporation

/s/ Philip R. Jacoby, Jr.                      By: /s/ Theodore Pincus
-----------------------------                      -----------------------------
                                               Its: Treasurer
/s/ Charles C. Gorum, Jr.
-----------------------------                      -----------------------------


STATE OF OHIO
FRANKLIN COUNTY, SS:

    The foregoing instrument was acknowledged before me this 30th day of Nov.
                                                             ----        ----
2001, by Richard L. Welsh, a partner of SEA Properties, an Ohio general
----     ----------------
partnership, on behalf of the partnership.

                                               /s/ Carol A. Gaston
                                               ---------------------------------
                                                        Notary Public


STATE OF OHIO
FRANKLIN COUNTY, SS:

    The foregoing instrument was acknowledged before me this 3rd day of December
                                                             ---        --------
2001, by Theodore I. Pincus, the Treasurer of S.E.A., Inc. an Ohio corporation,
----     ------------------      ---------
on behalf of the corporation.

                                               /s/ Cheryl J. Meeks
                                               ---------------------------------
                                                        Notary Public